UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2023
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 4, 2023.

(b) At the Annual Meeting, all 11 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2024. The results of the voting with respect to the election of directors were as follows:

Proposal 1. Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	90,031,273	2,390,618	174,470	14,552,036
James A. Beer	92,069,014	345,525	181,822	14,552,036
Raymond L. Conner	88,918,434	3,503,102	174,825	14,552,036
Daniel K. Elwell	91,952,445	466,046	177,870	14,552,036
Dhiren R. Fonseca	92,029,102	376,221	191,038	14,552,036
Kathleen T. Hogan	90,884,002	1,540,770	171,589	14,552,036
Adrienne R. Lofton	92,040,570	383,630	172,161	14,552,036
Benito Minicucci	91,564,651	850,530	181,180	14,552,036
Helvi K. Sandvik	91,609,650	792,864	193,847	14,552,036
J. Kenneth Thompson	82,916,427	9,503,342	176,592	14,552,036
Eric K. Yeaman	91,312,501	1,105,021	178,839	14,552,036

The results of voting on Proposals 2 through 4 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	88,706,315
Against	3,607,192
Abstain	282,854
Broker Non-votes	14,552,036

Proposal 3. A board proposal seeking the frequency of the advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	88,339,289
Against	258,708
Abstain	3,829,112
Broker Non-votes	169,252

Proposal 4.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2023:

Number of Votes
For	105,973,378
Against	893,297
Abstain	281,722
Broker Non-votes	N/A

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 10, 2023

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary